RIGHT-OF-USE ASSETS AND OPERATING LIABILITIES - Schedule of maturities of lease liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Schedule, by fiscal years, of maturities of lease liabilities
2021		¥ 2,721
2022		2,708
2023		917
Total lease payments		6,346
Less: imputed interest		(449)
Total operating lease liabilities	$ 904	¥ 5,897	¥ 164,242